Exhibit 10.4

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENTS TO EXHIBIT 10.3

Agreement of Purchase and Sale of Real Property, dated as of March 10, 2006, by and between CGI Real Estate, Inc. and Capital Senior Living Acquisition, LLC

This agreement relates to the Meadow Lakes community in North Richland Hills, Texas.

In Section 1.01(q) of the agreement, the Purchase Price is $10,208,409.

Agreement of Purchase and Sale of Real Property, dated as of March 10, 2006, by and between Covenant Place of Waxahachie, Inc. and Capital Senior Living Acquisition, LLC

This agreement relates to the Covenant Place of Waxahachie community in Waxahachie, Texas.

In Section 1.01(q) of the agreement, the Purchase Price is $3,229,495.

Agreement of Purchase and Sale of Real Property, dated as of March 10, 2006, by and between Covenant Place of Arlington, Inc. and Capital Senior Living Acquisition, LLC

This agreement relates to the Meadow View community in Arlington, Texas.

In Section 1.01(q) of the agreement, the Purchase Price is $2,039,750.

Agreement of Purchase and Sale of Real Property, dated as of March 10, 2006, by and between Covenant Place of Burleson, Inc. and Capital Senior Living Acquisition, LLC

This agreement relates to the Covenant Place of Burleson community in Burleson, Texas.

In Section 1.01(q) of the agreement, the Purchase Price is $6,908,223.

Agreement of Purchase and Sale of Real Property, dated as of March 10, 2006, by and between Cedar Hill Retirement Community, Inc. and Capital Senior Living Acquisition, LLC

This agreement relates to the Crescent Point community in Cedar Hill, Texas.

In Section 1.01(q) of the agreement, the Purchase Price is $10,716,482.

Agreement of Purchase and Sale of Real Property, dated as of March 10, 2006, by and between Covenant Place of Richland Hills, Inc. and Capital Senior Living Acquisition, LLC

This agreement relates to the Good Place community in North Richland Hills, Texas.

In Section 1.01(q) of the agreement, the Purchase Price is $4,484,619.